UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 16, 2004 (December 6, 2004)

Matrix Service Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15461	73-1352174
(Commission File Number)	(IRS Employer Identification No.)

10701 E. Ute Street Tulsa, Oklahoma	74116
(Address of Principal Executive Offices)	(Zip Code)

918-838-8822

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends our Current Report on Form 8-K filed on December 7, 2004 and is filed solely to revise Item 9.01 Financial Statements and Exhibits by refiling Amendment No. 8 to the Company’s credit agreement. The version of Amendment No. 8 provided by our banks and filed as an exhibit to our December 7, 2004 8-K did not conform exactly to the final executed version of the amendment. Amendment No. 8 filed as Exhibit 10.1 herewith, which corrects minor errors in the loan commitments of the lenders party thereto but does not change the aggregate loan commitment, supercedes Exhibit 10.1 filed with our prior 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment 8 to Credit Agreement

99.1*	Press Release, dated December 7, 2004, announcing amendment to senior credit facility

* Previously filed with this Current Report on Form 8-K on December 7, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: December 16, 2004	By:	/s/ George L. Austin
George L. Austin Chief Financial Officer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment 8 to Credit Agreement

99.1*	Press Release, dated December 7, 2004, announcing amendment to senior credit facility

* Previously filed with this Current Report on Form 8-K on December 7, 2004